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                                                                   EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

       We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-82125 and 333-17533) of Portola Packaging, Inc., of our reports dated October 11, 2002, except for the last paragraph of
Note 17 for which the date is October 31, 2002, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

PricewaterhouseCoopers LLP
Pittsburgh, Pennsylvania

November 27, 2002


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